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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

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Filed by a Party other than the Registrant ☐
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☐	Soliciting Material Pursuant to §240.14a-12
ARES CAPITAL CORPORATION
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Ares Capital Corporation
280 Park Avenue, 22nd Floor
Building East
New York, NY 10017

April 23, 2008

Dear Stockholder:

        You are cordially invited to attend the 2008 Annual Meeting of Stockholders (the "Annual Meeting") of Ares Capital Corporation (the "Company") to be held on May 29, 2008 at 10:00 a.m., Eastern Time, at the InterContinental Barclay New York hotel, 111 East 48th Street, New York, New York 10017.

        The attached Notice of Annual Meeting and Proxy Statement describe the formal business to be transacted at the Annual Meeting. At the meeting, you will be asked to elect one director of the Company, to ratify the selection of KPMG LLP as the Company's independent registered public accounting firm and to approve a proposal to authorize the Company to offer and issue debt with warrants and debt convertible into shares of its common stock at an exercise or conversion price that, at the time such warrants or convertible debt are issued, will not be less than the greater of the market value per share of our common stock and the net asset value per share of our common stock.

        Your vote is important regardless of the number of shares you own. We urge you to fill out, sign, date and mail the enclosed proxy card or authorize your proxy as soon as possible even if you currently plan to attend the Annual Meeting. This will not prevent you from voting in person but will assure that your vote is counted if you are unable to attend the meeting.

        On behalf of your board of directors, thank you for your continued interest and support.

Sincerely,

Bennett Rosenthal Chairman of the Board of Directors

Ares Capital Corporation
280 Park Avenue, 22nd Floor
Building East
New York, NY 10017

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON MAY 29, 2008

To the Stockholders of Ares Capital Corporation:

        Notice is hereby given that the 2008 Annual Meeting of the Stockholders (the "Annual Meeting") of Ares Capital Corporation, a Maryland corporation (the "Company"), will be held on May 29, 2008 at 10:00 a.m., Eastern Time, at the InterContinental Barclay New York hotel, 111 East 48th Street, New York, New York 10017, for the following purposes:

  1.
  To elect one director to serve for a term of three years, and until his successor is duly elected and qualified;

  2.
  To consider and vote upon the ratification of the selection of KPMG LLP as the Company's independent registered public accounting firm for the year ending December 31, 2008;

  3.
  To consider and vote upon a proposal to authorize the Company to offer and issue debt with warrants and debt convertible into shares of its common stock at an exercise or conversion price that, at the time such warrants or convertible debt are issued, will not be less than the greater of the market value per share of our common stock and the net asset value per share of our common stock; and

  4.
  To consider and take action upon such other matters as may properly come before the meeting or any adjournment or postponement thereof.

        Only the holders of record of shares of common stock of the Company at the close of business on April 7, 2008 will be entitled to receive notice of and vote at the meeting.

        It is important to your interests that all stockholders participate in the affairs of the Company, regardless of the number of shares owned. Accordingly, the Company urges you to promptly fill out, sign, date and return the enclosed proxy even if you plan to attend the meeting. Instructions are shown on the proxy card. You have the option to revoke the proxy at any time prior to the meeting, or to vote your shares personally on request if you attend the meeting. In the event there are not sufficient votes for a quorum or to approve or ratify any of the foregoing proposals at the time of the Annual Meeting, the Annual Meeting may be adjourned in order to permit further solicitation of proxies by the Company.

By Order of the Board of Directors,

Merritt S. Hooper Secretary

Los Angeles, California
April 23, 2008

Ares Capital Corporation
280 Park Avenue, 22nd Floor
Building East
New York, NY 10017

Proxy Statement
2008 Annual Meeting of Stockholders

        The proxy that accompanies this statement is being solicited by the board of directors of Ares Capital Corporation, a Maryland corporation (the "Company," "we," "us" or "our"), for use at the 2008 Annual Meeting of Stockholders (the "Annual Meeting") to be held on May 29, 2008 at 10:00 a.m., Eastern Time, at the InterContinental Barclay New York hotel, 111 East 48th Street, New York, New York 10017, or at any adjournment or postponement thereof. This proxy statement, the accompanying proxy card and the Company's Annual Report on Form 10-K, which includes audited financial statements for the year ended December 31, 2007, are first being sent to the Company's stockholders on or about April 25, 2008.

        We encourage you to vote your shares, either by voting in person at the Annual Meeting or by granting a proxy (i.e., authorizing someone to vote your shares). If you properly sign and date the accompanying proxy card and the Company receives it in time for the Annual Meeting, the persons named as proxies will vote the shares registered directly in your name in the manner that you specify. If no specification is made, the votes entitled to be cast by such shares will be cast FOR the election of the one director nominee, FOR the ratification of KPMG LLP as the Company's independent registered public accounting firm for the year ending December 31, 2008 and FOR the proposal to authorize the Company to offer and issue debt with warrants and debt convertible into shares of its common stock at an exercise or conversion price that, at the time such warrants or convertible debt are issued, will not be less than the greater of the market value per share of our common stock and the net asset value per share of our common stock.

        Any stockholder "of record" (i.e., you hold shares directly in your name) giving a valid proxy for the Annual Meeting may revoke it before it is exercised by giving a later-dated properly executed proxy, by giving notice of revocation to the Company in writing before or at the Annual Meeting or by attending the Annual Meeting and voting in person. However, the mere presence at the Annual Meeting of the stockholder does not revoke the proxy. If your shares are held for your account by a broker, bank or other institution or nominee, you may vote such shares at the Annual Meeting only if you obtain proper written authority from your institution or nominee and present it at the meeting. Unless revoked as stated above, the shares of common stock represented by valid proxies will be voted on all matters to be acted upon at the Annual Meeting. With respect to the election of directors, proxies cannot be voted for a greater number of persons than the number of nominees named.

        The board of directors is not aware of any matter to be presented for action at the Annual Meeting other than the matters set forth herein. Should any other matter requiring a vote of stockholders arise, it is the intention of the persons named in the proxy to vote in accordance with their discretion on such matters. The stockholders of the Company have no dissenter's or appraisal rights in connection with any of the proposals described herein.

        The record date for determination of stockholders entitled to vote at the Annual Meeting is the close of business on April 7, 2008. As of April 7, 2008, there were 72,924,790 shares of common stock outstanding. Each share of common stock has one vote. The presence, in person or by proxy, of the holders of shares of stock of the Company entitled to cast a majority of the votes entitled to be cast shall constitute a quorum for the purposes of the Annual Meeting. If a quorum is not present at the Annual Meeting, the chairman of the meeting or the stockholders who are represented may adjourn the Annual Meeting until a quorum is present. The persons named as proxies will vote those proxies for such adjournment, unless such proxies are marked to be voted against any proposal for which an adjournment is sought, to permit the further solicitation of proxies.

        Abstentions and broker non-votes, where a broker proxy indicates that the nominee has not received instructions on a particular proposal and does not have discretionary authority to vote the shares on such proposal, will be deemed to be present for the purpose of determining a quorum for the Annual Meeting. However, abstentions and broker non-votes are not counted as votes cast. The affirmative vote of the holders of more than a majority of the total outstanding shares of the Company's common stock is required under the Company's Bylaws to approve Proposal 1 (to elect one director to serve for a term of three years, and until his successor is duly elected and qualified). For purposes of the vote on Proposal 1, abstentions and broker non-votes will have the same effect as votes against the proposal.

        The affirmative vote of a majority of all of the votes cast at a meeting at which quorum is present is required for approval of Proposal 2 (to ratify the selection of KPMG LLP as the Company's independent registered public accounting firm) and Proposal 3. For purposes of the vote on Proposal 2 and Proposal 3, abstentions and broker non-votes will not be counted as votes cast and will have no effect on the result of the vote. Abstentions and broker non-votes will also not have any effect on the result of any vote for adjournment.

        We will bear the cost of solicitation of proxies in the form accompanying this statement. Proxies will be solicited by mail or by requesting brokers and other custodians, nominees and fiduciaries to forward proxy soliciting material to the beneficial owners of shares of common stock held of record by such brokers, custodians, nominees or fiduciaries, each of whom we will reimburse for its expenses in so doing. In addition to the use of mail, directors, officers and regular employees of the Company, who receive no compensation for their services other than their regular salaries, may solicit proxies personally, by telephone and by electronic mail from stockholders. The Company has engaged the services of Georgeson Inc. ("Georgeson") for the purpose of assisting in the solicitation of proxies (including broker search and delivery services) at a cost of approximately $8,000 plus reimbursement of certain expenses. Please note that Georgeson may be used to solicit stockholder proxies by telephone on behalf of the Company. They will not attempt to influence how you vote your shares, but only ask that you take the time to cast a vote. You may also be asked if you would like to vote over the telephone and to have your vote transmitted to our proxy tabulation firm.

PROPOSAL 1: ELECTION OF DIRECTOR

        Under our charter ("Charter") and Amended and Restated Bylaws ("Bylaws" and, together, our "Charter Documents"), our directors are divided into three classes. Directors are elected for a staggered term of three years each, with a term of office of only one of these three classes of directors expiring each year. Each director will hold office for the term to which he or she is elected and until his or her successor is duly elected and qualified.

        The term of Douglas E. Coltharp, the Class I director, will expire at the Annual Meeting, and he has been nominated by the nominating committee of the board of directors and by the board of directors, in accordance with our Bylaws, to stand for re-election at the Annual Meeting and to hold office until the annual meeting to be held in 2011 and until his successor is duly elected and qualified. Mr. Coltharp has agreed to serve as a director if elected and has consented to be named as a nominee. Our Charter Documents provide that directors shall be elected by the affirmative vote of the holders of a majority of the shares of stock outstanding and entitled to vote in such election. Therefore, the affirmative vote of a majority of the shares of common stock outstanding as of the close of business on the record date is required to elect Mr. Coltharp as a director of the Company for the term for which he has been nominated.

        A stockholder can vote for or withhold his or her vote from such nominee. In the absence of instructions to the contrary, it is the intention of the persons named as proxies to vote such proxy FOR the election of Mr. Coltharp. If Mr. Coltharp should decline or be unable to serve as a director, it is intended that the proxy will be voted for the election of such person as is nominated by the nominating committee of the board of directors and by the board of directors as a replacement. The board of directors has no reason to believe that Mr. Coltharp will be unable or unwilling to serve.

The board of directors unanimously recommends that you vote for the election of Douglas E. Coltharp as a director of the Company for the term for which he has been nominated.

Information about the Director Nominee, the Directors and the Executive Officers

        The following information as of April 10, 2008 was furnished to the Company by the director nominee and each currently serving director and executive officer, and sets forth the name, age, principal occupation or employment of each such person, all positions and offices such director nominee, director or executive officer has held with the Company, and the period during which he or she has served as a director or executive officer of the Company. Mr. Coltharp has not been proposed for election, nor has any director or executive officer of the Company been selected as a director or executive officer of the Company, pursuant to any agreement or understanding with the Company or any other person. Ares Partners Management Company LLC and its affiliated companies, including Ares Management LLC, are collectively referred to as "Ares," unless the context otherwise requires.

Name, Address and Age(1)	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director or Nominee for Director	Other Directorships of Public or Investment Companies Held by Director or Nominee for Director
Nominee for Class I Independent Director—Term Expiring in 2011
Douglas E. Coltharp, 46	Director	Class I Director since 2004; term expires in 2008	Since May 2007, Mr. Coltharp has been a partner at Arlington Capital Advisors, a Birmingham-based investment banking and private equity firm. Prior to that, from November 1996 to May 2007, he was the Executive Vice President and Chief Financial Officer of Saks Incorporated (NYSE "SKS"), a publicly listed company which operates department stores.	None(4)	Under Armour, Inc.
Independent Directors
Frank E. O'Bryan, 74	Director	Class III Director since 2005; term expires in 2010	Since 2004, Mr. O'Bryan has been retired. Mr. O'Bryan served as Chairman of the Board of WMC Mortgage Company from 1997 to 2003 and as Vice-Chairman until 2004.	None(4)

Eric B. Siegel, 49	Director	Class III Director since 2004; term expires in 2010
			Since 1995, Mr. Siegel has been an independent business consultant providing advice through a limited liability company owned by Mr. Siegel, principally with respect to acquisition strategy and structuring, and the subsequent management of acquired entities.	None(4)	El Paso Electric Company
Interested Directors
Robert L. Rosen, 61(2)	Director	Class II Director since 2004; term expires in 2009	Since August 2005, Mr. Rosen has served as managing partner of RLR Capital Partners and RLR Focus Fund, which invest principally in the securities of publicly traded North American companies. From February 2005 until August 2005, Mr. Rosen worked on the documentation and fund raising leading to the launch of RLR Capital Partners and RLR Focus Fund. Mr. Rosen served from July 2003 until February 2005 as co-Managing Partner of Dolphin Domestic Fund II, a diversified private investment partnership that invested primarily in publicly traded North American companies. From 1987 to the present, Mr. Rosen has been CEO of RLR Partners, LLC, a private investment firm with interests in financial services, healthcare, media and multi-industry companies.	None(4)
Bennett Rosenthal, 44(3)	Chairman and Director	Class II Director since 2004; term expires in 2009	Since 2004, Mr. Rosenthal has been Chairman of the Company's Board of Directors. He is a founding member of Ares and serves as a Senior Partner in the Ares Private Equity Group.	None(4)	Hanger Orthopedic Group, Inc.

Executive Officers
Michael J. Arougheti, 35	President	Since May 2004; indefinite term	Since May 2004, Mr. Arougheti has served as President of the Company. He currently serves as a member of Ares. Mr. Arougheti is also a Partner in the Private Debt Group of Ares and, since 2004, has served on the Investment Committee of Ares Capital Management, the Company's investment adviser. From October 2001 until joining the Company in May 2004, Mr. Arougheti served as a Managing Partner of the Principal Finance Group of RBC Capital Partners and a member of its Mezzanine Investment Committee.
Richard S. Davis, 49	Chief Financial Officer	Since March 2007; indefinite term
Since March 2007, Mr. Davis has served as Chief Financial Officer of the Company. He joined Ares in June 2006 as Executive Vice President—Finance and Co-Chief Operating Officer. Prior to that, Mr. Davis was with Arden Realty, Inc., a real estate investment trust, serving as its Executive Vice President, Chief Financial Officer from July 2000.
Michael D. Weiner, 55	Vice President and General Counsel	Since September 2006; indefinite term
			Since September 2006, Mr. Weiner has been General Counsel of the Company and a member of Ares and has served as Chief Legal Officer of Ares. Prior to that, Mr. Weiner served as general counsel to Apollo Management L.P. and had been an officer of the corporate general partners of Apollo since 1992.	Hughes Communica-tions, Inc., SkyTerra Communica-tions, Inc.

(1)
The business address of the director nominee and each director and executive officer is c/o Ares Capital Corporation, 1999 Avenue of the Stars, Suite 1900, Los Angeles, California 90067.

(2)
From time to time Ares Management LLC has discussed with Mr. Rosen expanding his relationship with Ares Management LLC. If those discussions were to bear fruit, Mr. Rosen may no longer be considered an "independent"

  director of the Company. As a result, in an abundance of caution, we treat Mr. Rosen as an "interested person" of the Company as defined in Section 2(a)(19) of the Investment Company Act of 1940 (the "Investment Company Act"). However, the board of directors may recharacterize Mr. Rosen as an "independent" director in the future if such discussions do not result in any relationships that would cause Mr. Rosen to be an "interested person."

(3)
Such director is an "interested person" of the Company as defined in Section 2(a)(19) of the Investment Company Act because he is on the investment committee of Ares Capital Management, the Company's investment adviser, and is a member of Ares Partners Management Company LLC, the parent of Ares Management LLC, the managing member of the investment adviser.

(4)
Other than the Company.

Information about Independent Directors

        Douglas E. Coltharp, 46, has served as a director of the Company since 2004. Mr. Coltharp is a partner at Arlington Capital Advisors, a Birmingham-based investment banking and private equity firm. Prior to that, from November 1996 to May 2007, he was the Executive Vice President and Chief Financial Officer of Saks Incorporated. Prior to joining Saks Incorporated, Mr. Coltharp spent ten years in the Corporate Finance Department of NationsBank (now known as Bank of America), most recently as Senior Vice President and head of the Southeast Corporate Finance Group headquartered in Atlanta. Mr. Coltharp holds a B.S. in Finance and Economics from Lehigh University in Bethlehem, Pennsylvania and an M.B.A. from the Wharton School, University of Pennsylvania, in Philadelphia, Pennsylvania. Mr. Coltharp also serves on the boards of directors of Stratus Technologies, Inc. and Under Armour, Inc.

        Frank E. O'Bryan, 74, has served as a director of the Company since 2005. Mr. O'Bryan served as Chairman of the Board of WMC Mortgage Company from 1997 to 2003 and as a Vice Chairman until 2004 when the company was sold to General Electric Corporation. Mr. O'Bryan served as Vice Chairman of Shearson/American Express Mortgage Corp. (formerly Western Pacific Financial) and as a Director of Shearson American Express from 1981 to 1985 and prior to that served as a Director and senior executive of Shearson Hayden Stone from 1979 to 1981. Mr. O'Bryan has been a Director of The First American Corporation since 1994. Mr. O'Bryan is a past member of the board of directors of Damon Corporation, Grubb & Ellis, Standard Pacific Corporation and Farmers & Merchants Bank.

        Eric B. Siegel, 49, has served as a director of the Company since 2004. Since 1995, Mr. Siegel has been an independent business consultant providing advice through a limited liability company owned by Mr. Siegel, principally with respect to acquisition strategy and structuring, and the subsequent management of acquired entities. Mr. Siegel is currently a member of the Advisory Board of and consultant to the Milwaukee Brewers Baseball Club and a Director and Chairman of the Executive Committee of El Paso Electric Company, an NYSE publicly traded utility company. Mr. Siegel is also a past member of the boards of directors of a number of public companies, including Kerzner International Ltd. until it went private in 2006. Mr. Siegel is a retired limited partner of Apollo Advisors, L.P. and Lion Advisors, L.P. Mr. Siegel is also a member of the Board of Trustees of the Marlborough School, where he also serves as Finance Chair, a member of the board of directors of the Friends of the Los Angeles Free Clinic and a board member of Reprise! Broadway's Best, a non-profit theatre organization. Mr. Siegel holds his Bachelor of Arts degree Summa Cum Laude and Phi Beta Kappa and law degree Order of the Coif from the University of California at Los Angeles.

Information about Interested Directors

        Robert L. Rosen, 61, has served as a director of the Company since 2004. Mr. Rosen is managing partner of RLR Capital Partners and RLR Focus Fund which invests principally in the securities of publicly traded North American companies. Mr. Rosen served from 2003 until 2005 as co-Managing Partner of Dolphin Domestic Fund II. In 1998, Mr. Rosen founded National Financial Partners ("NFP"), an independent distributor of financial services to high net worth individuals and small to medium-sized corporations. He served as NFP's CEO from 1998 to 2000 and as its Chairman until January 2002. From 1987 to the present, Mr. Rosen has been CEO of RLR Partners, LLC, a private investment firm with interests in financial services, healthcare, media and multi-industry companies. From 1989 to 1993, Mr. Rosen was Chairman and CEO of Damon Corporation, a leading healthcare and laboratory testing company that was ultimately sold to Quest Diagnostics. From 1983 to 1987, Mr. Rosen was Vice Chairman of Maxxam Group. Prior to that, Mr. Rosen spent twelve years at Shearson American Express in positions in research, investment banking and senior management, and for two years was Assistant to Sanford Weill, the then Chairman and CEO of Shearson. Mr. Rosen holds an MBA in finance from NYU's Stern School. Mr. Rosen also serves on the board of directors of Marietta Corporation. From time to time, Ares Management LLC is in discussions with Mr. Rosen regarding expanding his relationship with Ares Management LLC. If those discussions were to bear fruit, Mr. Rosen may no longer be considered an "independent" director of the Company. As a result, in an abundance of caution, we treat Mr. Rosen as an "interested person" of the Company as defined in Section 2(a)(19) of the Investment Company Act. However, the board of directors may recharacterize Mr. Rosen as an "independent" director in the future if such discussions do not result in any relationships that would cause Mr. Rosen to be an "interested person."

        Bennett Rosenthal, 44, has served as Chairman of the Company's Board of Directors since 2004. Mr. Rosenthal is a founding member of Ares and is a Senior Partner in the Private Equity Group. Prior to joining Ares, Mr. Rosenthal was a Managing Director in the Global Leveraged Finance Group of Merrill Lynch and was responsible for originating, structuring and negotiating many leveraged loan and high yield financings. Mr. Rosenthal was also a senior member of Merrill Lynch's Leveraged Transaction Commitment Committee. Mr. Rosenthal is a member of the following boards of directors: AmeriQual Management, Inc., Aspen Dental Management, Inc., Douglas Dynamics, LLC, Hanger Orthopedic Group, Inc. and National Bedding Company LLC (Serta). Mr. Rosenthal graduated summa cum laude with a BS in Economics from the University of Pennsylvania's Wharton School of Business where he also received his MBA with distinction. Mr. Rosenthal is an "interested person" of the Company as defined in Section 2(a)(19) of the Investment Company Act because he is on the investment committee of Ares Capital Management, the Company's investment adviser, and is a member of Ares Partners Management Company LLC, the parent of Ares Management LLC, the managing member of the investment adviser.

Information about Executive Officers

        Michael J. Arougheti, 35, is President of the Company and joined Ares in May 2004 and currently serves as a member of Ares. Mr. Arougheti is also a Partner in the Private Debt Group of Ares and serves on the Investment Committee of Ares Capital Management. From 2001 to 2004, Mr. Arougheti was employed by Royal Bank of Canada, where he was a Managing Partner of the Principal Finance Group of RBC Capital Partners and a member of the firm's Mezzanine Investment Committee. At RBC Capital Partners, Mr. Arougheti oversaw an investment team that originated, managed and monitored a diverse portfolio of middle market leveraged loans, senior and junior subordinated debt, preferred equity and common stock and warrants on behalf of RBC and other third-party institutional investors. Mr. Arougheti joined Royal Bank of Canada in October 2001 from Indosuez Capital, where he was a Principal, responsible for originating, structuring and executing leveraged transactions across a broad range of products and asset classes. Mr. Arougheti sat on the firm's Investment Committee and was also active in the firm's private equity fund investment and fund of funds program. Prior to joining Indosuez in 1994, Mr. Arougheti worked at Kidder Peabody & Co., where he was a member of the firm's Mergers and Acquisitions Group advising clients in various industries, including natural resources, pharmaceuticals and consumer products. Mr. Arougheti has extensive experience in leveraged finance, including senior bank loans, mezzanine debt and private equity. He has worked on a range of transactions for companies in the consumer products, manufacturing, healthcare, retail and technology industries. Mr. Arougheti received a BA in Ethics, Politics and Economics, cum laude, from Yale University.

        Richard S. Davis, 49, is Chief Financial Officer of the Company and joined Ares in June 2006. From December 1997 to May 2006, Mr. Davis was with Arden Realty, Inc., a real estate investment trust and formerly the largest publicly traded office owner in Southern California, serving as its Executive Vice President, Chief Financial Officer from July 2000. From 1996 to 1997, Mr. Davis was with Catellus Development Corporation where he was responsible for accounting and finance for the asset management and development divisions. From 1985 to 1996, Mr. Davis served as a member of the audit staff of both KPMG LLP and Price Waterhouse LLP. Mr. Davis is a Certified Public Accountant in the states of California and Missouri and a member of the American Institute of CPAs.

Mr. Davis received his Bachelor of Science Degree in Accounting from the University of Missouri at Kansas City.

        Michael D. Weiner, 55, is Vice President and General Counsel of the Company and Co-Chief Operating Officer of Ares Management LLC. Mr. Weiner joined Ares in September 2006 as its Chief Legal Officer and currently is a member of Ares. Previously, Mr. Weiner served as general counsel to Apollo Management L.P. and had been an officer of the corporate general partners of Apollo since 1992. Prior to joining Apollo, Mr. Weiner was a partner in the law firm of Morgan, Lewis & Bockius specializing in corporate and alternative financing transactions, securities law and general partnership and corporate and regulatory matters. Mr. Weiner has served and continues to serve on the boards of directors of several corporations including Hughes Communications, Inc. and SkyTerra Communications, Inc. Mr. Weiner also serves on the Board of Governors of the Cedars-Sinai Medical Center in Los Angeles. Mr. Weiner graduated with a BS in Business and Finance from the University of California at Berkeley and a JD from the University of Santa Clara.

SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL OWNERS

        The following table sets forth, as of April 7, 2008, the number of shares of the Company's common stock beneficially owned by each of its current directors and executive officers, all directors and executive officers as a group and certain beneficial owners, according to information furnished to the Company by such persons.

        Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission (the "Commission") and includes voting or investment power with respect to the securities. Ownership information for those persons who beneficially own 5% or more of our shares of common stock is based upon Schedule 13D, Schedule 13G or other filings by such persons with the Commission and other information obtained from such persons.

        Pursuant to a rights offering by the Company that expired on April 21, 2008, each of the persons listed in the table below received one right for every three shares of the Company they owned as of March 24, 2008. Each right entitled the holder to subscribe for an additional share of common stock of the Company. The Company will not know the number of shares received by any record date stockholders pursuant to any exercise of their rights to subscribe (or over-subscribe) for shares until the rights offering has settled. Ares Investments LLC, a current stockholder and an affiliate of our investment adviser that owned 1,216,667 shares of our common stock as of March 24, 2008, has indicated that it over-subscribed in the rights offering for up to a total investment of $50 million in shares of our common stock. The Company will not know the total amount invested by Ares Investments LLC until the rights offering has settled.

        The address for each of the directors and executive officers is c/o Ares Capital Corporation, 1999 Avenue of the Stars, Suite 1900, Los Angeles, California 90067.

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership		Percent of Class(1)
Beneficial Owners of More Than 5%:
Non-Management Beneficial Owners
FMR LLC(2)	8,603,165		11.80%
Entities Affiliated with Merrill Lynch & Co.(3)	4,650,219		6.38%
Entities Affiliated with John S. Osterweis(4)	3,712,590		5.09%
Directors and Executive Officers:
Interested Directors
Robert L. Rosen	None
Bennett Rosenthal	None	(5)
Independent Directors
Douglas E. Coltharp	None
Frank E. O'Bryan	None
Eric B. Siegel	14,840		*
Executive Officers
Michael J. Arougheti	28,000	(5)	*
Richard S. Davis	23,100		*
Merritt S. Hooper	None
Daniel F. Nguyen	2,500		*
Karen A. Tallman	10,000		*
Michael D. Weiner	4,000	(5)	*
All Directors and Executive Officers as a Group (11 persons)	82,440	(5)	*

*
Represents less than 1%.

(1)
Based on 72,924,790 shares of common stock outstanding as of April 7, 2008.

(2)
Fidelity Management & Research Company ("Fidelity"), a wholly owned subsidiary of FMR LLC, is the beneficial owner of 8,603,165 shares of our common stock as a result of acting as an investment adviser to various investment companies registered under Section 8 of the Investment Company Act. Edward C. Johnson III is Chairman of FMR LLC and members of his family are the predominant owners, directly or through trusts, of Series B shares of common stock of FMR LLC, representing 49% of the voting power of FMR LLC. As a result, members of the Johnson family may be deemed to form a controlling group with respect to FMR LLC. Neither FMR LLC nor Edward C. Johnson III has the sole power to vote or direct the voting of the shares owned directly by the funds managed by Fidelity, which power resides with the funds' Boards of Trustees. Fidelity carries out the voting of the shares under written guidelines established by the funds' Boards of Trustees. The address for each of FMR LLC, Fidelity and Edward C. Johnson III is 82 Devonshire Street, Boston, Massachusetts 02109.

(3)
Of the 4,650,219 shares, Merrill Lynch International holds 49,224 shares, Merrill Lynch Financial Markets, Inc. holds 115,900 shares and Merrill Lynch, Pierce, Fenner & Smith Incorporated holds 4,485,095 shares. Each of these entities is a wholly owned subsidiary of Merrill Lynch & Co., Inc. Merrill Lynch & Co., Inc. disclaims beneficial ownership in all shares of the Company. The address for each of Merrill Lynch & Co., Inc., Merrill Lynch Financial Markets, Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated is 4 World Financial Center, 250 Vesey St., New York, New

  York 10080. The address for Merrill Lynch International is 2 King Edward Street, London EC1A 1HQ, England.

(4)
Osterweis Capital Management, Inc. holds 568,582 of these shares and Osterweis Capital Management, LLC holds 1,287,713 of these shares. John S. Osterweis is the President of both Osterweis Capital Management, Inc. and Osterweis Capital Management, LLC and as a result may be deemed to be the indirect beneficial owner of the shares beneficially owned by Osterweis Capital Management, Inc. and Osterweis Capital Management, LLC. The address for each of Osterweis Capital Management, Inc., Osterweis Capital Management, LLC and John S. Osterweis is One Maritime Plaza, Suite 800, San Francisco, California 94111.

(5)
Ares Investments LLC, whose sole manager is Ares Partners Management Company LLC, owned 1,216,667 shares of our common stock as of April 7, 2008. Each of the members of Ares Partners Management Company LLC (which include Messrs. Rosenthal, Arougheti and Weiner or vehicles controlled by them) disclaims beneficial ownership of all shares of Ares Capital common stock owned by Ares Investments LLC, except to the extent of any indirect pecuniary interest therein. The shares of the Company's common stock held by Ares Investments LLC have been pledged in the ordinary course to secure indebtedness under a credit facility under which it is a co-borrower with Ares Management LLC, an indirect subsidiary of Ares Partners Management Company LLC.

DOLLAR RANGE OF SECURITIES BENEFICIALLY OWNED BY DIRECTORS

        The following table sets forth the dollar range of our equity securities beneficially owned by the director nominee and each of our other directors as of April 10, 2008. We are not part of a "family of investment companies," as the term is defined in the Investment Company Act.

Name of Director	Dollar Range of Equity Securities in the Company(1)(2)
Independent Directors(3)
Douglas E. Coltharp	None
Frank E. O'Bryan	None
Eric B. Siegel	Over $100,000
Interested Directors
Robert L. Rosen	None
Bennett Rosenthal	None

(1)
The dollar ranges are as follows: none, $1-$10,000, $10,001-$50,000, $50,001-$100,000 or over $100,000.

(2)
Beneficial ownership determined in accordance with Rule 16a-1(a)(2) under the Securities Exchange Act of 1934 (the "Exchange Act").

(3)
As of April 10, 2008, to the best of the Company's knowledge, except as listed above, none of the independent directors or the director nominee, nor any of their immediate family members, had any interest in the Company, the Company's investment adviser or any person or entity directly or indirectly controlling, controlled by or under common control with the Company.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Pursuant to Section 16(a) of the Exchange Act, the Company's directors and executive officers, and any persons holding 10% or more of its common stock, are required to report their beneficial ownership and any changes therein to the Commission and the Company. Specific due dates for those reports have been established, and the Company is required to report herein any failure to file such reports by those due dates. Based solely upon a review of Forms 3, 4 and 5 filed by such persons, the Company believes that each of its directors, executive officers and any persons holding 10% or more of its common stock complied with all Section 16(a) filing requirements applicable to them during the fiscal year ended December 31, 2007.

CORPORATE GOVERNANCE

Director Independence

        Our board of directors has a majority of directors who are independent under the listing standards of The NASDAQ Global Select Stock Market LLC. The NASDAQ Manual provides that a director of a business development company shall be considered to be independent if he or she is not an "interested person" of the Company, as defined in Section 2(a)(19) of the Investment Company Act. Section 2(a)(19) of the Investment Company Act defines an "interested person" to include, among other things, any person who has, or within the last two years had, a material business or professional relationship with the Company.

        Our board of directors has determined that the following directors are independent: Messrs. Coltharp, O'Bryan and Siegel. Based upon information requested from each director concerning his or her background, employment and affiliations, our board of directors has affirmatively determined that none of the independent directors has a material business or professional relationship with the Company, other than in his capacity as a member of the board of directors or any board committee.

Organization of the Board of Directors

        Our board of directors has established an audit committee and a nominating committee. We do not have a compensation committee because our executive officers do not receive any direct compensation from us. During 2007, the board of directors held fourteen formal meetings, the audit committee held five formal meetings and the nominating committee held one formal meeting. The Company encourages, but does not require, the directors to attend the Company's annual meeting of its stockholders. Four directors attended last year's annual meeting of stockholders in person. All directors attended at least 75% of the aggregate number of meetings of the board of directors and of the respective committees on which they served.

Audit Committee

        The members of the audit committee are Messrs. Coltharp, O'Bryan and Siegel, each of whom is independent for purposes of the Investment Company Act and The NASDAQ Global Select Market corporate governance regulations. Mr. Coltharp serves as chairman of the audit committee. The board of directors has adopted a charter for the audit committee, which is available on the Company's website (http://www.arescapitalcorp.com). The audit committee is responsible for approving our independent accountants, reviewing with our independent accountants the plans and results of the audit engagement, approving professional services provided by our independent accountants, reviewing the independence of our independent accountants and reviewing the adequacy of our internal accounting controls. The audit committee is also responsible for aiding our board of directors in fair value pricing debt and equity securities that are not publicly traded or for which current market values are not readily available. The audit committee also currently receives input from independent valuation firms that have been engaged at the direction of the board to value each portfolio investment at least once during a trailing 12 month period. Our board of directors has determined that Douglas E. Coltharp and Frank E. O'Bryan are each an "audit committee financial expert" within the meaning of the rules of the Commission.

Nominating Committee

        The members of the nominating committee are Messrs. Coltharp, O'Bryan and Siegel, each of whom is independent for purposes of the Investment Company Act and The NASDAQ Global Select Market corporate governance regulations. Mr. Siegel serves as chairman of the nominating committee. Our board of directors has adopted a charter for the nominating committee, which is available on the Company's website (http://www.arescapitalcorp.com). The nominating committee is responsible for selecting, researching and nominating directors for election by our stockholders, selecting nominees to fill vacancies on the board or a committee of the board, developing and recommending to the board a set of corporate governance principles and overseeing the evaluation of the board and our management.

        The nominating committee's policy is to identify potential nominees based on suggestions from the President of the Company, members of the nominating committee, other members of the board of directors, other executive officers and stockholders and by other means, and to evaluate such persons as a committee. In addition, from time to time, the board of directors may determine that it requires a director with a particular expertise or qualification and will actively recruit such a candidate.

        Qualified candidates for membership on the board of directors will be considered without regard to race, color, creed, religion, national origin, age, gender, sexual orientation or disability. The nominating committee will review and evaluate each candidate's character, judgment, skills (including financial literacy), background, experience and other qualifications (without regard to whether a nominee has been recommended by the Company's stockholders), as well as the overall composition of the board of directors, and recommend to the board of directors for its approval the slate of directors to be nominated for election at the annual meeting of the Company's stockholders.

        In considering possible candidates for election as a director, the nominating committee takes into account, in addition to such other factors as it shall deem relevant, the desirability of selecting directors who:

  •
  are of high character and integrity;

  •
  are accomplished in their respective fields, with superior credentials and recognition;

  •
  have relevant expertise and experience upon which to be able to offer advice and guidance to management;

  •
  have sufficient time available to devote to the affairs of the Company;

  •
  are able to work with the other members of the board of directors and contribute to the success of the Company;

  •
  can represent the long-term interests of the Company's stockholders as a whole; and

  •
  are selected such that the board of directors represents a range of backgrounds and experience.

        The nominating committee also considers all applicable legal and regulatory requirements that govern the composition of the board of directors.

        The nominating committee may consider recommendations for nomination of directors from our stockholders. Nominations made by stockholders must be delivered to or mailed (setting forth the information required by our Bylaws) and received at our principal executive offices not earlier than

150 days nor fewer than 120 days in advance of the first anniversary of the date on which we first mailed our proxy materials for the previous year's annual meeting of stockholders; provided, however, that if the date of the annual meeting has changed by more than 30 days from the prior year, the nomination must be received not earlier than the 150th day prior to the date of such annual meeting nor later than the later of (1) the 120th day prior to the date of such annual meeting or (2) the 10th day following the day on which public announcement of such meeting date is first made.

        In addition to information regarding the nominating stockholder as set forth in the Company's Bylaws, a stockholder's notice shall set forth as to each individual whom the stockholder proposes to nominate for election or reelection as a director:

  •
  the name, age, business address and residence address of such individual;

  •
  the class, series and number of any shares of stock of the Company that are beneficially owned by such individual;

  •
  the date such shares were acquired and the investment intent of such acquisition;

  •
  whether such stockholder believes any such individual is, or is not, an "interested person" of the Company, as defined in the Investment Company Act or is, or is not, "independent" as set forth in the requirements established by The NASDAQ Global Select Market or any other exchange or automated quotation service on which the Company's securities are listed, and information regarding such individual that is sufficient, in the discretion of the board of directors or any committee thereof or any authorized officer of the Company, to make either such determination; and

  •
  all other information relating to such individual that is required to be disclosed in solicitations of proxies for election of directors in an election contest (even if an election contest is not involved), or is otherwise required, in each case pursuant to Regulation 14A under the Exchange Act (including such individual's written consent to being named in the proxy statement as a nominee and to serving as a director if elected).

        All nominees properly submitted to the Company (or which the nominating committee otherwise elects to consider) will be evaluated and considered by the members of the nominating committee using the same criteria as nominees identified by the nominating committee itself.

Compensation Committee

        We do not have a compensation committee because our executive officers do not receive any direct compensation from us.

Communications Between Stockholders and Board of Directors

        The board of directors welcomes communications from the Company's stockholders. Stockholders may send communications to the board of directors, or to any particular director, to the following address: c/o Ares Capital Management LLC, 1999 Avenue of the Stars, Suite 1900, Los Angeles, California 90067. Stockholders should indicate clearly the director or directors to whom the communication is being sent so that each communication may be forwarded directly to the appropriate director(s).

Code of Conduct

        The Company has adopted a code of conduct which applies to, among others, its officers, including its President and its Chief Financial Officer, as well as the members of the Board. The Company's code can be accessed via the Company's website at http://www.arescapitalcorp.com. The Company intends to disclose any amendments to or waivers of required provisions of the code on Form 8-K.

COMPENSATION DISCUSSION AND ANALYSIS

        Our executive officers do not receive any direct compensation from us. We do not currently have any employees and do not expect to have any employees. Services necessary for our business are provided by individuals who are employees of our investment adviser, Ares Capital Management LLC ("Ares Capital Management"), and our administrator, Ares Operations LLC ("Ares Administration"), pursuant to the terms of our investment advisory and management agreement and our administration agreement. Each of our executive officers is an employee of Ares Administration and/or Ares Capital Management. Our day-to-day investment operations are managed by our investment adviser. Most of the services necessary for the origination and administration of our investment portfolio are provided by investment professionals employed by Ares Capital Management. In addition, we reimburse Ares Administration for our allocable portion of expenses incurred by it in performing its obligations under the administration agreement, including our allocable portion of the cost of our officers and their respective staffs.

        Under our investment advisory and management agreement, our investment adviser earned approximately $47.1 million in fees for the year ended December 31, 2007. In addition, during 2007, we reimbursed Ares Administration $997,470 in connection with our allocable portion of certain expenses under the administration agreement and our investment adviser $1,984,846 in connection with the reimbursement of certain expenses under the investment advisory and management agreement.

        We have entered into indemnification agreements with each of our current directors and officers and with members of our investment adviser's investment committee and we intend to enter into indemnification agreements with each of our future directors and officers. The indemnification agreements attempt to provide these directors and senior officers the maximum indemnification permitted under Maryland law and the Investment Company Act. The agreements provide, among other things, for the advancement of expenses and indemnification for liabilities incurred which such person may incur by reason of his or her status as a present or former director or officer or member of our investment adviser's investment committee in any action or proceeding arising out of the performance of such person's services as a present or former director or officer or member of our investment adviser's investment committee.

DIRECTOR COMPENSATION TABLE

        The following table shows information regarding the compensation received by the directors, none of which is an employee of the Company, for the fiscal year ended December 31, 2007. No compensation is paid by the Company to directors who are or are being treated as "interested persons." No information has been provided with respect to executive officers of the Company, since our executive officers do not receive any direct compensation from us.

Name	Aggregate compensation from the Company(1)	Pension or retirement benefits accrued as part of our expenses(2)	Total compensation from Fund and Fund Complex paid to directors
Independent Directors
Douglas E. Coltharp	$96,000	None	$96,000
Frank E. O'Bryan	$91,000	None	$91,000
Eric B. Siegel	$93,000	None	$93,000
Interested Directors
Robert L. Rosen(3)	None	None	None
Bennett Rosenthal	None	None	None

(1)
For a discussion of the independent directors' compensation, see below.

(2)
We do not have a profit sharing or retirement plan, and directors do not receive any pension or retirement benefits.

(3)
While Mr. Rosen did not receive any compensation from the Company or the Fund Complex for the fiscal year ended December 31, 2007, he did receive $85,000 from Ares Management LLC for such period in connection with his service as a director of the Company.

        The independent directors receive an annual fee of $50,000. They also receive $2,500 plus reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each board meeting and will receive $1,000 plus reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each committee meeting. In addition, the chairman of the audit committee receives an annual fee of $5,000 and each chairman of any other committee receives an annual fee of $2,000 for their additional services in these capacities. In addition, we purchase directors' and officers' liability insurance on behalf of our directors and officers. Independent directors have the option to receive their directors' fees paid in shares of our common stock issued at a price per share equal to the greater of net asset value or the market price at the time of payment.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

        We have procedures in place for the review, approval and monitoring of transactions involving us and certain persons related to us. For example, we have a code of conduct that generally prohibits any employee, officer or director from engaging in any transaction where there is a conflict between such individual's personal interest and the interests of the Company. Waivers to the code of conduct can generally only be obtained from the chief compliance officer, the chairman of the board of directors or the chairman of the audit committee of the board of directors and are publicly disclosed as required by applicable law and regulations. In addition, the audit committee of the board of directors is required to review and approve all related- party transactions (as defined in Item 404 of Regulation S-K).

        As a business development company, the Investment Company Act also imposes regulatory restrictions on our ability to engage in certain related party transactions. For example, without obtaining an exemptive order from the Commission, we would not generally be permitted to invest in any portfolio company in which Ares currently has an investment (although we may co-invest on a concurrent basis with funds managed by Ares, subject to compliance with existing regulatory guidance, applicable regulations and our allocation procedures). We have separate policies and procedures that have been adopted to ensure that we do not enter into any such prohibited transactions without seeking necessary approvals from our board of directors or the Commission.

        We are party to an investment advisory and management agreement with Ares Capital Management, whose sole member is Ares Management LLC, an entity in which certain members of our senior management and our chairman of the board have indirect ownership and financial interests. Certain members of our senior management also serve as principals of other investment managers affiliated with Ares Management LLC that may in the future manage investment funds with investment objectives similar to ours. In addition, certain of our executive officers and directors and the members of the investment committee of our investment adviser, Ares Capital Management, serve or may serve as officers, directors or principals of entities that operate in the same or related line of business as we do or of investment funds managed by our affiliates. Accordingly, we may not be given the opportunity to participate in certain investments made by investment funds managed by advisers affiliated with Ares Management LLC. However, our investment adviser and other members of Ares intend to allocate investment opportunities in a fair and equitable manner that meets our investment objectives and strategies so that we are not disadvantaged in relation to any other client. The address of Ares Capital Management LLC is 1999 Avenue of the Stars, Suite 1900, Los Angeles, California 90067.

        Pursuant to the terms of the administration agreement, Ares Administration currently provides us with administrative services necessary to conduct our day-to-day operations. Ares Management LLC is the sole member of and controls Ares Administration. The address of Ares Administration is 1999 Avenue of the Stars, Suite 1900, Los Angeles, California 90067.

        We lease office facilities directly from a third party. In addition, we have a sublease agreement with Ares Management LLC whereby Ares Management LLC subleases approximately 25% of our office space for a fixed rent equal to 25% of the basic annual rent payable by us under our lease, plus certain additional costs and expenses.

        We have also entered into a license agreement with Ares pursuant to which Ares has granted us a non-exclusive, royalty-free license to use the name "Ares." Under this agreement, we will have a right to use the Ares name for so long as Ares Capital Management or one of its affiliates remains our investment adviser. Other than with respect to this limited license, we have no legal right to the "Ares" name. This license agreement will remain in effect for so long as the investment advisory and management agreement with our investment adviser is in effect.

PROPOSAL 2: RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

        The audit committee of the board of directors has selected KPMG LLP as the independent registered public accounting firm for the Company for the year ending December 31, 2008 and is submitting the selection of KPMG LLP to the stockholders for ratification.

        If the stockholders fail to ratify the selection, the audit committee will reconsider whether or not to retain KPMG LLP. Even if the selection is ratified, the audit committee, in its discretion, may direct the appointment of a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and its stockholders.

        KPMG LLP has advised us that neither the firm nor any present member or associate of it has any material financial interest, direct or indirect, in the Company or its subsidiaries.

        The Company expects that a representative of KPMG LLP will be present at the Annual Meeting, will have an opportunity to make a statement if he or she so chooses and will be available to answer questions.

        The Company engaged KPMG LLP to act as its independent registered public accounting firm during 2007.

PRINCIPAL ACCOUNTANT FEES AND SERVICES

        The following are aggregate fees billed to the Company by KPMG LLP during each of the last two fiscal years:

	Fiscal Year Ended December 31
	2007	2006
Audit Fees	$409,600	$345,000
Audit-Related Fees	206,900	262,900
Tax Fees	155,900	411,978
All Other Fees	276,291	148,895

Total Fees	$1,048,691	$1,168,773

  Audit Fees

        Audit fees consist of fees billed for professional services rendered for the audit of the Company's consolidated financial statements and review of the interim consolidated financial statements included in quarterly reports and services that are normally provided by KPMG LLP in connection with statutory and regulatory filings.

  Audit Related Fees

        Audit-related fees are fees billed for assurance and related services that are reasonably related to the performance of the audit or review of the Company's consolidated financial statements and are not reported under "Audit Fees."

  Tax Fees

        Tax fees consist of fees billed for professional services for tax compliance, tax advice and tax planning. These services include assistance regarding federal, state and international tax compliance, customs and duties, mergers and acquisitions and international tax planning.

  All Other Fees

        All other fees consist of fees for products and services other than the services reported above.

        The audit committee, or the chairman of the audit committee to whom such authority was delegated by the audit committee, must pre-approve all services provided by the independent registered public accounting firm. Any such pre-approval by the chairman must be presented to the audit committee at its next scheduled meeting. The audit committee has also adopted policies and procedures for pre-approving certain non-prohibited work performed by our independent registered public accounting firm. Specifically, the committee has pre-approved the use of KPMG for detailed, specific types of services within the following categories: permitted audit, audit-related, tax and other. In each case, the committee has also set a specific annual limit on the amount of such services which the Company would obtain from our independent registered public accounting firm. The audit committee does not delegate its responsibilities to pre-approve services performed by the independent registered public accounting firm to management.

        Notwithstanding anything to the contrary set forth in any of the Company's previous filings under the Securities Act of 1933 or the Exchange Act that might incorporate future filings, including this proxy statement, in whole or in part, the following Report of the Audit Committee shall not be deemed to be "soliciting material" or to be "filed" with the Commission, nor shall such information be incorporated by reference into any such filings under the Securities Act of 1933 or the Exchange Act.

REPORT OF THE AUDIT COMMITTEE

        Our role is to assist the board of directors in fulfilling its oversight responsibilities by (1) overseeing the Company's accounting and financial reporting processes and the audits of the Company's financial statements and internal control over financial reporting, and (2) reviewing the financial reports and other financial information provided by the Company to the public. However, it is not our duty to plan or conduct the audits or to determine that the Company's financial statements are complete, accurate and in accordance with generally accepted accounting principles or that its internal control over financial reporting is effective. The Company's management is responsible for the preparation, presentation and integrity of its financial statements, for its accounting and financial reporting principles and for the establishment and effectiveness of internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations.

        The independent accountants are responsible for performing an independent audit of the Company's financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States) and expressing an opinion as to the conformity of such financial statements with generally accepted accounting principles in the United States of America and for auditing and reporting on the effectiveness of the Company's internal control over financial reporting.

        We have reviewed and discussed the Company's audited financial statements with management and with KPMG LLP, the Company's independent registered public accounting firm for 2007. We have discussed with KPMG LLP the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as currently in effect. We have received from KPMG LLP the written disclosures and the letter required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, as currently in effect, and have discussed with the independent registered public accounting firm its independence.

        The board of directors has determined that each member of the audit committee is independent for purposes of the Investment Company Act and The NASDAQ Global Select Market corporate governance regulations. The board of directors has also determined that each member is able to read and understand fundamental financial statements, as such qualifications are defined under the rules of The NASDAQ Global Select Market corporate governance regulations, and that Messrs. Coltharp and O'Bryan are each an "audit committee financial expert" within the meaning of the rules of the Commission.

        Based on the review and discussions referred to above, we have recommended to the board of directors that the audited consolidated financial statements for the year ended December 31, 2007 be included in the Company's Annual Report on Form 10-K for such year for filing with the Commission. In addition, we have engaged KPMG LLP to serve as the Company's independent registered public accounting firm for the year ending December 31, 2008, and have directed that the selection of KPMG LLP be submitted to the Company's stockholders for ratification.

                            The Audit Committee

                            Douglas E. Coltharp (Chairman)
                            Frank E. O'Bryan
                            Eric B. Siegel

        The affirmative vote of a majority of the votes cast at the Annual Meeting is required for ratification of the selection of KPMG LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2008. The persons named in the accompanying proxy intend to vote proxies received by them in favor of this proposal unless a choice "Against" or "Abstain" is specified.

The board of directors unanimously recommends voting for ratification of the selection of KPMG LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2008.

Proposal 3: Authorization of the Company to offer and issue debt with warrants exercisable for and debt convertible into shares of our common stock, not exceeding 25% of our then outstanding common stock, at an exercise or conversion price that, at the time such warrants or convertible debt are issued, will not be less than the greater of the market value per share of our common stock and the net asset value per share of our common stock.

General Information

        The Board of Directors believes it would be in our best interest to have the ability to offer debt with warrants and debt convertible into shares of our common stock at an exercise price that will not be less than the greater of the market value per share of our common stock and the net asset value per share of our common stock at the time of issuance of such warrants or debt.

        The Company has elected to be regulated as a business development company ("BDC") under the Investment Company Act. As a BDC, Section 61(a) (in conjunction with Section 18(d)) of the Investment Company Act generally prohibits us from issuing a security that includes a right to subscribe to or purchase our common stock unless we meet certain conditions, including obtaining stockholder approval. As a result we are generally precluded from issuing warrants or debt convertible into shares of our common stock, unless we obtain stockholder approval as to the issuance of such securities and meet certain other conditions.

Background and Reasons

        In order to provide us with maximum flexibility to raise capital, we are asking you to approve the issuance of debt with warrants and debt convertible into shares of our common stock on such terms and conditions as the Board of Directors determines to be in the best interests of the Company and our stockholders.

        Our board of directors, including a majority of the board of directors who have no financial interest in the proposal and a majority of the non-interested directors, has approved as in the best interests of the Company and our stockholders and recommends to the stockholders for their approval a proposal authorizing us to issue debt with warrants and debt convertible into shares of our common stock (subject to the limitations stated) at exercise or conversion prices that will not be less than the greater of the market value per share of our common stock and the net asset value per share of our common stock at the time of issuance of such debt with warrants or convertible debt. Upon obtaining the requisite stockholder approval, we will comply with the conditions described below in connection with any financing undertaken pursuant to this proposal. See below for a discussion of the risks of dilution and leverage.

        Management and the board of directors have determined that it would be advantageous to us to have the ability to sell debt with warrants or debt convertible into shares of our common stock in connection with our financing and capital raising activities. The issuance of convertible securities or debt with warrants may give us a cost-effective way to raise capital and is a common practice by corporations that are not BDCs. Such debt or warrants typically allow the purchasers thereof to participate in any increase in value of the issuer's common stock.

        We believe that the future investment opportunities in middle market companies in accordance with our investment objective are likely to be sufficient to justify raising capital should we choose to do

so. The Board of Directors believes that the ability to raise capital in the manner set forth in this proposal is an attractive way to give us additional flexibility to take advantage of investment opportunities that may arise in the future.

        While we have no immediate plans to issue any such convertible securities, we are seeking stockholder approval now in order to provide flexibility for future issuances, which typically must be undertaken quickly. The final terms of any sale of warrants or convertible debt, including price, dividend or interest rates, conversion prices, voting rights, redemption prices, maturity dates, and similar matters will be determined by the board of directors at the time of issuance. Also, because we have no immediate plans to issue any such convertible securities, it is impracticable to describe the transaction in which the securities would be issued. Instead, any transaction where we issue convertible debt or debt with warrants, including the nature and amount of consideration that would be received by us at the time of issuance and the use of any such consideration, will be reviewed and approved by the board of directors at the time of issuance. If this proposal is approved, no further authorization from the stockholders will be solicited prior to any such issuance.

  Conditions to Issuance

        If our stockholders approve this proposal, we will only be able to issue debt with warrants or debt convertible into shares of our common stock so long as the issuance of such warrants or convertible debt meets the following conditions:

          (i)    the exercise or conversion rights in such warrants or debt expire by their terms within 10 years;

          (ii)   the warrants and the exercise or conversion rights in such warrants or debt are not separately transferable;

          (iii)  the exercise or conversion price of such warrants or debt is not less than the greater of the market value per share of our common stock and the net asset value per share of our common stock at the date of issuance of such warrants or convertible debt;

          (iv)  the issuance of such warrants or convertible debt is approved by a majority of the board of directors who have no financial interest in the transaction and a majority of the non-interested directors on the basis that such issuance is in the best interests of the Company and our stockholders; and

          (v)   the number of shares of our common stock that would result from the exercise or conversion of such warrants or debt and all other securities convertible, exercisable or exchangeable into shares of our common stock outstanding at the time of issuance of such warrants or debt will not exceed 25% of our outstanding common stock at such time.

        Prior to the time of issuance, the Board of Directors may determine to issue warrants or convertible debt in a registered public offering or in a private placement either with or without an obligation to seek to register their resale at the request of the holders. The Board of Directors may also determine to use an underwriter or placement agent to assist in selling such securities if it concludes that doing so would assist in marketing such securities on favorable terms. Any such sale would be anticipated to result in a potential increase in the number of outstanding shares of our common stock. However, the number of shares of our common stock that would result from the exercise or conversion of such warrants or debt and all other securities convertible, exercisable or exchangeable into shares of our common stock outstanding at the time of issuance of such warrants or debt will not exceed 25% of our outstanding common stock at such time.

  Dilution

        Your interest in us may be diluted if we issue warrants or convertible debt. We cannot state precisely the amount of any such dilution because we do not know at this time what number of shares of common stock would be issuable upon exercise or conversion of any such warrants or convertible debt that are ultimately issued. In addition, because the exercise or conversion price per share at the time of exercise or conversion could be less than the net asset value per share of our common stock at the time of exercise or conversion and because we would incur expenses in connection with any such issuance of warrants or convertible debt, such exercise or conversion could result in a dilution of net asset value per share of our common stock at the time of such exercise. The amount of any decrease in net asset value is not predictable because it is not known at this time what the exercise or conversion price and net asset value per share of our common stock will be upon any exercise or conversion or what number or amount (if any) of such warrants or convertible debt will be issued. Such dilution could be substantial.

  Leverage

        We borrow funds to make investments. As of December 31, 2007, we had $681.5 million of outstanding indebtedness. We use this practice, which is known as "leverage," to attempt to increase returns to our common stockholders. The use of leverage magnifies the potential for gain or loss on amounts invested and, therefore, increase the risks associated with investing in our securities. See "Risk Factors That May Affect Future Results" and "Business—Leverage" of our Annual Report on Form 10-K for a discussion of the risks associated with the use of leverage. With certain limited exceptions, we are only allowed to borrow amounts such that our asset coverage, as defined in the Investment Company Act, equals at least 200% after such borrowing. Any issuance of debt will be treated as a borrowing (in an amount equal to the principal amount of such debt) for purposes of such asset coverage. The amount of leverage that we employ at any particular time will depend on our investment adviser's and our Board of Directors' assessment of market and other factors at the time of any proposed borrowing.

  Conclusion and Recommendation; Vote Required

        The Board of Directors believes it is in our best interests and the best interests of the stockholders to adopt this proposal. The affirmative vote of a majority of all of the votes cast at a meeting at which quorum is present is required for approval this proposal. For purposes of the vote on this proposal, abstentions and broker non-votes will not be counted as votes cast and will have no effect on the result of the vote.

The board of directors unanimously recommends voting for the proposal to authorize the Company to offer and issue debt with warrants exercisable for and debt convertible into shares of our common stock, not exceeding 25% of our then outstanding common stock, at an exercise or conversion price that, at the time such warrants or convertible debt are issued, will not be less than the greater of the market value per share of our common stock and the net asset value per share of our common stock.

STOCKHOLDER NOMINATIONS AND PROPOSALS FOR THE 2009 ANNUAL MEETING

        Stockholders may present proper nominations of candidates for director or other proposals for inclusion in our proxy statement and proxy card for consideration at the next annual meeting of stockholders by submitting such nominations or proposals in writing to the Secretary of the Company in a timely manner, calculated in the manner provided in Rule 14a-8(e) of the Exchange Act, applicable state law and our Charter Documents. We expect that the 2009 Annual Meeting of Stockholders will be held in May 2009, but the exact date, time and location of such meeting have yet to be determined.

Deadlines for Submitting Stockholder Proposals for Inclusion in the Company's Proxy Statement and Proxy Card

        To be considered timely under Rule 14a-8(e) of the Exchange Act for inclusion in the Company's proxy statement and proxy card for a regularly scheduled annual meeting, a stockholder's nomination of a candidate for director or other proposal must be received at the Company's principal executive offices not less than 120 calendar days before the anniversary of the date the Company's proxy statement was released to stockholders for the previous year's annual meeting. Accordingly, a stockholder's nomination of a candidate for director or other proposal must be received no later than December 26, 2008 in order to be included in the Company's proxy statement and proxy card for the 2009 Annual Meeting.

Deadlines for Submitting Notice of Stockholder Proposals for Consideration at the Company's Annual Meeting

        The deadline for submitting notice of a stockholder's nomination of a candidate for director or other proposal for consideration at the 2009 Annual Meeting, under the Company's current Bylaws is not earlier than the 150th day prior to the first anniversary of the date of mailing of the notice for the preceding year's annual meeting nor later than 5:00 p.m., Eastern Time, on the 120th day prior to the first anniversary of the date of mailing of the notice for the preceding year's annual meeting; provided, however, that in the event that the date of the annual meeting is advanced or delayed by more than 30 days from the anniversary of the date of the preceding year's annual meeting, notice by the stockholder to be timely must be delivered not earlier than the 150th day prior to the date of such annual meeting and not later than 5:00 p.m., Eastern Time, on the later of (1) the 120th day prior to the date of such annual meeting or (2) the tenth day following the day on which public announcement of the date of such meeting is first made. Accordingly, a stockholder's nomination of a candidate for director or other proposal must be received no earlier than November 26, 2008 and no later than 5:00 p.m., Eastern Time, on December 26, 2008 in order to be considered at the 2009 Annual Meeting. In order to be considered timely, such notice shall be delivered to the Secretary at the principal executive office of the Company and shall set forth all information required under Section 11 of Article II of the Company's Bylaws.

FINANCIAL STATEMENTS AVAILABLE

        A copy of our 2007 Annual Report on Form 10-K containing audited financial statements accompanies this proxy statement. Such financial statements are hereby incorporated herein by reference.

        Along with this proxy statement, we will provide to each stockholder a copy (without exhibits, unless otherwise requested) of our Annual Report on Form 10-K required to be filed with the SEC for the year ended December 31, 2007. Copies of these documents may also be accessed electronically by means of the SEC's home page on the internet at http://www.sec.gov. Other than the financial statements incorporated by reference above, the Annual Report on Form 10-K is not part of the proxy solicitation materials.

HOUSEHOLDING OF PROXY MATERIALS

        The Commission has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement and annual report addressed to those stockholders. This process, which is commonly referred to as "householding," potentially means extra convenience for stockholders and cost savings for companies.

        This year, a number of brokers with account holders who are our stockholders will be "householding" our proxy materials. A single proxy statement will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. If you have received notice from your broker that it will be "householding" communications to your address, "householding" will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in "householding" and would prefer to receive a separate proxy statement and annual report, please notify your broker. Stockholders who currently receive multiple copies of the proxy statement and annual report at their addresses and would like to request "householding" of their communications should contact their brokers.

Important Notice Regarding the Availability of Proxy Materials for the
Annual Meeting of Stockholders to be held on May 29, 2008

        The Notice of Annual Meeting, Proxy Statement and Annual Report on Form 10-K for the fiscal year ended December 31, 2007 are available at http://ww3.ics.adp.com/streetlink/ARCC.

OTHER MATTERS

        The board of directors is not aware of any other matters to be presented at the Annual Meeting. Should any other matter requiring a vote of stockholders arise, it is the intention of the persons named in the proxies to vote in accordance with their discretion on such matters.

        You are cordially invited to attend the Annual Meeting in person. Whether or not you plan to attend the Annual Meeting, you are requested to complete, date, sign and promptly return the accompanying proxy card in the enclosed postage-paid envelope.

                      By Order of the Board of Directors,

                      Bennett Rosenthal
                       Chairman of the Board of Directors

Los Angeles, California
April 23, 2008

PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

[ARES CAPITAL CORPORATION LOGO]

PROXY — ARES CAPITAL CORPORATION

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF ARES CAPITAL CORPORATION FOR THE ANNUAL MEETING OF STOCKHOLDERS MAY 29, 2008

The undersigned hereby appoints Michael J. Arougheti, Michael D. Weiner, Joshua M. Bloomstein and Karen A. Tallman, or any one of them, and each with full power of substitution, to act as attorneys and proxies for the undersigned to attend the Annual Meeting of Stockholders of Ares Capital Corporation (the "Company") to be held at the InterContinental Barclay New York hotel, 111 East 48th Street, New York, New York 10017, on May 29, 2008 at 10:00 a.m., Eastern Time, and any adjournments or postponements thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at such meeting and otherwise to represent the undersigned at the meeting with all powers possessed by the undersigned if personally present at the meeting. The undersigned acknowledges receipt from the Company prior to the execution of this proxy of a Notice of Annual Meeting of Stockholders and a Proxy Statement, the terms of which are incorporated herein by reference, and revokes any proxy heretofore given with respect to such meeting.

THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST AS INSTRUCTED HEREIN. IF THIS PROXY IS EXECUTED BUT NO INSTRUCTION IS GIVEN, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST "FOR" PROPOSALS 1, 2 and 3. The votes entitled to be cast by the undersigned will be cast in the discretion of the proxy holder on any other matter, including proposal 4 and including a motion to adjourn or postpone the meeting to another time and/or place for the purpose of soliciting additional proxies, that may properly come before the meeting or any adjournment or postponement thereof. At the present time, the board of directors knows of no other business to be presented at the meeting.

Please mark, sign, date and return this proxy in the enclosed envelope.

Your vote is important. Please vote immediately.

CONTINUED AND TO BE SIGNED ON REVERSE SIDE

[ARES CAPITAL CORPORATION LOGO]

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.	☒

Annual Meeting Proxy Card

PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

A Proposals — The Board of Directors recommends a vote FOR Proposals No. 1, 2 and 3.

1.	Election of Directors
		For	Withhold
01 - Douglas E. Coltharp*		☐	☐
  *
  To elect the person (except as marked to the contrary) as a Class I director of the Company for a three year term expiring in 2011, and until his successor is duly elected and qualified.

2.	To ratify the selection of KPMG LLP as the Company's independent registered public accounting firm for the year ending December 31, 2008.	FOR ☐	AGAINST ☐	ABSTAIN ☐
3.
	To authorize the Company to offer and issue debt with warrants and debt convertible into shares of its common stock at an exercise or conversion price that, at the time such warrants or convertible debt are issued, will not be less than the greater of the market value per share of our common stock and the net asset value per share of our common stock.	FOR ☐	AGAINST ☐	ABSTAIN ☐
4.	To vote and otherwise represent the undersigned on such other matters as may properly come before the meeting or any adjournment or postponement thereof.

B Non-Voting Items

Change of Address — Please print your new address below.

C Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

NOTE: Please sign your name(s) EXACTLY as your name(s) appear(s) on this proxy. All joint holders must sign. When signing as an attorney, executor, administrator, guardian or corporate officer, please provide your FULL title.

Date (mm/dd/yyyy) - Please print date below.	Signature 1 - Please keep signature within the box.	Signature 2 - Please keep signature within the box.

QuickLinks

Proxy Statement 2008 Annual Meeting of Stockholders
SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL OWNERS
DOLLAR RANGE OF SECURITIES BENEFICIALLY OWNED BY DIRECTORS
SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
CORPORATE GOVERNANCE
COMPENSATION DISCUSSION AND ANALYSIS
DIRECTOR COMPENSATION TABLE
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
PRINCIPAL ACCOUNTANT FEES AND SERVICES
REPORT OF THE AUDIT COMMITTEE
STOCKHOLDER NOMINATIONS AND PROPOSALS FOR THE 2009 ANNUAL MEETING
FINANCIAL STATEMENTS AVAILABLE
HOUSEHOLDING OF PROXY MATERIALS
Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be held on May 29, 2008
OTHER MATTERS